UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2009
AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
70 Pine Street
New York, New York 10270
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1
EX-99.2
EX-99.3

Item 8.01 Other Events
American International Group, Inc. (AIG) is filing this Current Report on Form 8-K to provide revised financial information to reflect the adoption of FAS 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (FAS 160).
On January 1, 2009, AIG adopted FAS 160 on a prospective basis, except for presentation and disclosure requirements, and reflected the results of this adoption in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009. AIG retrospectively recast the prior period consolidated statement of operations to include net income (loss) attributable to both the controlling and noncontrolling interests, and the historical balance sheet was also recast to reclassify the minority interest liability to Redeemable noncontrolling interest in partially owned consolidated subsidiaries and a separate component of Total equity titled Noncontrolling interest.
Exhibit 99.2 filed with this Current Report on Form 8-K and incorporated herein by reference revises the following Items contained in AIG’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) to reflect the adoption of FAS 160: Item 6, Selected Financial Data, and Item 8, Financial Statements and Supplementary Data.
With respect to the financial statements in the 2008 Form 10-K, the adoption of FAS 160, as reflected in this Form 8-K, affects only the manner in which certain financial information was previously reported and does not change the financial results reported in the 2008 Form 10-K. All other information in the 2008 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2008 Form 10-K, other than a change to the prepaid commitment fee asset discussion included in Note 1(s) of the Notes to Consolidated Financial Statements included in Exhibit 99.2. In addition, a new Risk Factor has been added and is included in Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number

99.1	Supplemental information of AIG containing a new Risk Factor and recast Selected Financial Data.

99.2	Historical consolidated financial statements of AIG, reflecting the adoption of FAS 160, and the Report of Independent Registered Public Accounting Firm.

99.3	Consent of PricewaterhouseCoopers LLP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

/s/ David L. Herzog David L. Herzog
Executive Vice President
Chief Financial Officer
Principal Financial Officer

/s/ Joseph D. Cook Joseph D. Cook
Vice President
Controller
Principal Accounting Officer
Dated: June 29, 2009